MAINSTAY VP SERIES FUND, INC.
                       Supplement dated September 1, 1998
                      to the Prospectus dated May 1, 1998

Shigemi Takagi is no longer with MacKay-Shields Financial Corporation, MainStay VP International Equity Portfolio's (the "Fund") investment adviser. Accordingly, Mr. Takagi's biography which appears on page 13 under the heading "Who's Managing Your Money" is hereby deleted. Mr. Takagi has been replaced by Joseph Portera as the Portfolio Manager of the Fund. Accordingly, on page 13 under the heading "Who's Managing Your Money" the following biographical information is hereby added:

          Joseph Portera of MacKay Shields Financial Corporation. Mr. Portera is a Director of MacKay Shields specializing in international securities. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.